  November 1, 2018

Summary
Prospectus

VictoryShares US Discovery Enhanced Volatility Wtd ETF (CSF)

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2018 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictorySharesLiterature.com.

You may also obtain this information at no cost by calling (866) 376-7890 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictorySharesLiterature.com
866-376-7890

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary

Investment Objective

The Fund seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index before fees and expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.43%
Fee Waivers/Expense Reimbursements[1]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.35%

1Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2019 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$130	$233	$534

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets directly or indirectly in the securities included in the Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index (the "Index"), an unmanaged, volatility weighted index maintained exclusively by Nasdaq Inc. (the "Index Provider"). The Index Provider is not affiliated with the Fund or the Adviser.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term "Enhanced" in the Fund's name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.

The Index follows a rules-based methodology to construct its constituent securities:

•  The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings in each of the four most recent quarters.

•  The Index identifies the 500 largest U.S companies with market capitalizations of less than $3 billion measured at the time the Index's constituent securities are determined.

•  The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2018, the Index had a market capitalization range from $166.6 million to $3.3 billion.

The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market. Market decline is measured by reference to the Nasdaq Victory US Small Cap 500 Volatility Weighted Index ("Reference Index"), which is composed of the same securities as in the Index but without any allocation to cash.

During a period of significant market decline, defined as a decline of 11% or more from the Reference Index's all-time daily high closing value compared to its most recent month-end closing value, the Index's exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.

If the month-end value of the Reference Index declines 11% or more from its all-time closing high, the Index will reallocate 75% of the stocks included in the Index to cash or cash equivalents.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary (continued)

The Index will reallocate to stocks as follows:

•  The Index will return to being 100% allocated to stocks if the month-end closing value of the stocks in the Reference Index returns to a level that is less than a 11% decline from its all-time daily high closing value.

•  If the Reference Index declines by 22% (or more) from its all-time daily high closing value as measured at month-end, 25% of the Index will reallocate to the stocks of the Reference Index at their current securities weightings.

•  If the Reference Index declines by 33% (or more) from its all-time daily high closing value as measured at month-end, another 25% of the Index will reallocate to the stocks of the Reference Index at their current securities weightings.

•  If the Reference Index declines by 44% (or more) from its all-time daily high closing value as measured at month-end, the remaining 25% of the Index will reallocated to the stocks of the Reference Index at their current securities weighting and the Index will then be 100% allocated to stocks.

The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund may experience higher portfolio turnover and incur additional transaction costs.

During any periods of significant market decline, when the Index's exposure to the market is less than 100%, the cash portion of the Index will be allocated to 30-day U.S. Treasury bills. The Fund will invest the portion of its portfolio corresponding to the cash portion of the Index in Treasury bills with a duration generally of 90 days or less or in investment companies, such as money market funds.

While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Adviser, including an exchange-traded fund ("ETF"), that seeks to track the Index or the Reference Index.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

■  ETF Structure Risks — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a premium or discount to NAV.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary (continued)

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV''). The IIV is not a "real-time" update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Fixed Income Risk — The value of the Fund's direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

■  Index/Defensive Positioning Risk — Because the Index's allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index's prescribed liquidation and reinvestment strategy, if employed, will be successful in minimizing downside market risk.

■  Investment Company Risk — An investment company (including an ETF) or similar vehicle in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

■  Limited History of Operations — The Fund is a new ETF and, therefore, has a limited history of operations for investors to evaluate.

■  Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

■  Passive Investment Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the applicable Index.

■  Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

■  Small Company Risk — Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

■  Stock Market Risk — Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary (continued)

■  Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

The year-to-date total return of the Fund through September 30, 2018 was 8.31%.

Highest Quarter  13.58% (quarter ended December 31, 2016)

Lowest Quarter  -9.09% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods ended December 31, 2017)	1 Year	Life of Fund[1]
FUND
Before Taxes	12.09%	8.75%
After Taxes on Distributions	11.80%	8.48%
After Taxes on Distributions and Sale of Fund Shares	7.06%	6.79%
INDEX
Russell 2000® Index Index returns reflect no deduction for fees, expenses, or taxes.	14.65%	11.21%
Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index Index returns reflect no deduction for fees, expenses, or taxes.	12.44%	9.20%

1 Inception date is August 1, 2014.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

Portfolio Managers

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since June 2018
Stephen Hammers, CIMA®	Chief Portfolio Strategist, VictoryShares	Since Inception

VictoryShares US Discovery Enhanced Volatility Wtd ETF Summary (continued)

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The NASDAQ Stock Market, LLC (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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